BALANCE SHEET DETAILS - Schedule of Prepaid and Other Current Assets (Details) - USD ($) $ in Thousands		Dec. 31, 2025	Dec. 31, 2024
Prepaid and other current assets
Prepaid tax	[1]	$ 327	$ 355
Advance to suppliers		16	19
Other receivables		967	606
Interest receivable		2,212	2,793
Prepaid and others		437	681
Total Prepaid and other current assets		$ 3,959	$ 4,454

[1]	2025 balance includes $0.3 million prepaid value added tax. 2024 balance includes $0.3 million prepaid value added tax.